UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934 (Amendment No. ____)

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

MOTORSPORT GAMES INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

MOTORSPORT GAMES INC.

3350 SW 148th Avenue, Suite 207
Miramar, FL 33027

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Regulation 14C
of the Securities Exchange Act of 1934, as amended

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Motorsport Games Inc.:

This Information Statement (this “Information Statement”) has been filed with the U.S. Securities and Exchange Commission (the “SEC”) by Motorsport Games Inc., a Delaware corporation (“Motorsport,” the “Company,” “we,” “our,” “us” or words of similar import), pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is being furnished to the holders as of the close of business on April 16, 2026 (the “Record Date”) of our outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and our Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), that votes together as a single class with the Class A Common Stock.

The purpose of this Information Statement is to notify the holders of our Class A Common Stock and Class B Common Stock as of the Record Date (the “Stockholders”) that the Company’s Board of Directors (the “Board”) and the holder of shares of Class A Common Stock and Class B Common Stock representing a majority of the voting power of our issued and outstanding shares of capital stock (the “Majority Stockholder”) approved of the following corporate actions (the “Corporate Actions”):

●	Approval of the amendment of Section A of Article IX of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to provide that the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed in the Certificate of Incorporation, and by the laws of the State of Delaware, and all rights conferred upon stockholders in the Certificate of Incorporation, as so amended, are granted subject to this reservation (“Action No. 1”);

●	Approval of the amendment of Section B of Article IX of the Certificate of Incorporation to provide that the Company’s Bylaws, as amended (the “Bylaws”), may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (“Action No. 2”);

●	Approval of the amendment of Section C of Article VII of the Certificate of Incorporation to provide that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders (“Action No. 3”);

●	Approval of the amendment of Section 6.07 of the Bylaws to provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors (“Action No. 4”); and

●	Approval of the amendment of Section 2.07 of the Bylaws to provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders (“Action No. 5”).

On April 22, 2026 (the “Consent Date”), the Majority Stockholder approved the Corporate Actions by written consent in lieu of a stockholders’ meeting as permitted under the Delaware General Corporation Law (the “DGCL”) and our Certificate of Incorporation, as amended (the “Certificate of Incorporation”). Accordingly, your consent is not required and is not being solicited in connection with the approval of the Corporate Actions. Our Board is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions approved by the Board and the Majority Stockholder. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under the DGCL to dissent or require a vote of all Stockholders.

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions may not be taken before a date which is 20 calendar days after a Definitive Information Statement is first provided to Stockholders as of the Record Date. The Information Statement will be provided to our Stockholders of record as of the close of business on the Record Date upon filing the Definitive Information Statement, anticipated to be on or about May 4, 2026. The Company will bear the entire cost of furnishing this Information Statement. We anticipate that the Corporate Actions will be effective on May 24, 2026, following both the expiration of such 20-day period and the closing of the transactions contemplated by the Share Repurchase Agreement, dated as of April 22, 2026 (the “Repurchase Agreement”) between the Company and Driven Lifestyle Group LLC, a Florida limited liability company (“Driven Lifestyle”), pursuant to which the Company repurchased a portion of the shares of Class A Common Stock held by Driven Lifestyle, resulting in the cancellation of all of its shares of Class B Common Stock, which transactions closed on April 23, 2026 (the “Effective Date”).

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Dated: May 4, 2026	Sincerely,

/s/ Stephen Hood
	Name:	Stephen Hood
	Title:	Chief Executive Officer and President

INTRODUCTION

This Information Statement is being first mailed by the Board on or about May 4, 2026 to the Stockholders to provide them with material information regarding the Corporate Actions that have been approved by the Majority Stockholder’s written consent.

Only one copy of this Information Statement is being delivered to any two or more Stockholders who share an address, unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of this Information Statement, or if in the future you would like to receive multiple copies of information statements, proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT BUT RATHER AN INFORMATION STATEMENT INTENDED TO INFORM YOU OF THE MATTERS DESCRIBED HEREIN.

The Company will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the shares of our stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY STOCKHOLDER

Under the DGCL and the Certificate of Incorporation, any action that can be taken at an annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted should consent to such action in writing.

On the Consent Date, the Majority Stockholder adopted resolutions by written consent approving the Corporate Actions. As of the Record Date, there were 5,078,450 shares of Class A Common Stock and 700,000 shares of Class B Common Stock outstanding and entitled to vote. Holders of Class A Common Stock are entitled to one vote per share. Holders of Class B Common Stock are entitled to 10 votes per share. As of the Record Date, the Majority Stockholder held 1,158,848 shares of our issued and outstanding Class A Common Stock and 700,000 shares of our issued and outstanding Class B Common Stock, having an aggregate of 7,000,000 votes, such that the Majority Stockholder was entitled to exercise 8,158,848 votes, or 67.55% of the voting power of the issued and outstanding shares of our capital stock. Accordingly, all Corporate Actions were authorized and approved by the Majority Stockholder as of the Record Date and the Consent Date, and no further votes or approvals by the other stockholders are required.

CONSENTING STOCKHOLDERS

We are not seeking written consent from any of the Company’s other Stockholders, and the other Stockholders will not be given an opportunity to vote with respect to the Corporate Actions. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising Stockholders of the action taken by Written Consent and giving Stockholders notice of such actions taken as required by the Exchange Act.

As the Corporate Actions were taken by Written Consent, there will be no annual or special meeting of Stockholders for the purpose of voting on the Corporate Actions.

1

Action No. 1

APPROVAL OF THE AMENDMENT OF SECTION A OF ARTICLE IX OF THE CERTIFICATE OF INCORPORATION, TO PROVIDE THAT THE COMPANY RESERVES THE RIGHT TO AMEND, ALTER, CHANGE OR REPEAL ANY PROVISION CONTAINED IN THE CERTIFICATE OF INCORPORATION IN THE MANNER NOW OR HEREAFTER PRESCRIBED IN THE CERTIFICATE OF INCORPORATION, AND BY THE LAWS OF THE STATE OF DELAWARE

We have received approval from the Majority Stockholder for the amendment of Section A of Article IX of the Company’s Certificate of Incorporation to provide that the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed in the Certificate of Incorporation, and by the laws of the State of Delaware, and all rights conferred upon stockholders in the Certificate of Incorporation, as so amended, are granted subject to this reservation.

Section A of Article IX of the Certificate of Incorporation currently provides that any amendment, alteration or repeal of the Certificate of Incorporation must be approved by the vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the Company’s then outstanding shares of capital stock entitled to vote generally in the election of directors, in addition to any vote required by the laws of the State of Delaware.

Section A of Article IX states: “The stockholders shall have power to adopt, amend, alter or repeal this Certificate. Any adoption, amendment, alteration or repeal of this Certificate by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors.”

The Board has determined that it would be in the best interest of the Company and its stockholders to amend Section A of Article IX to delete the reference to obtaining the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the Company’s then outstanding shares of capital stock and provide that the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed in the Certificate of Incorporation, and by the laws of the State of Delaware, which will facilitate approval of an amendment to the Company’s Certificate of Incorporation by a simple majority vote of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors, or by such other threshold as the DGCL may prescribe.

In making this determination, the Board carefully considered the advantages and disadvantages of supermajority stockholder vote requirements. Supermajority stockholder vote requirements are intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes. However, evolving corporate governance practices have come to view provisions such as those the Board proposes to eliminate as conflicting with principles of good corporate governance. Their elimination in a company’s organizational documents increases a board’s accountability to stockholders and provides stockholders with greater ability to participate in the governance of a company.

The Board believes that adopting a majority standard in place of the sixty-six and two-thirds percent (66-2/3%) supermajority stockholder vote currently required to amend the Company’s Certificate of Incorporation balances the opportunity for stockholders to participate meaningfully in the Company’s governance with the desire to protect the interests of all stockholders from action that may be in the interest of only a small percentage of stockholders.

Attached hereto as Annex A is a Form of Certificate of Amendment to the Certificate of Incorporation amending of Section A of Article IX of the Company’s Certificate of Incorporation, to provide that the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed in the Certificate of Incorporation, and by the laws of the State of Delaware, and that all rights conferred upon stockholders in the Certificate of Incorporation, as so amended, are granted subject to this reservation.

This Corporate Action was approved by the Majority Stockholder on April 22, 2026 and will become effective on the Effective Date.

2

Action No. 2

APPROVAL OF THE AMENDMENT OF SECTION B OF ARTICLE IX OF THE CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE BYLAWS, MAY BE ALTERED, AMENDED OR REPEALED, OR NEW BYLAWS ADOPTED, BY THE BOARD OR A SIMPLE MAJORITY OF ALL OF THE THEN OUTSTANDING SHARES OF THE COMPANY’S CAPITAL STOCK ENTITLED TO VOTE GENERALLY IN THE ELECTION OF DIRECTORS.

We have received approval from the Majority Stockholder for the amendment of Section B of Article IX of the Certificate of Incorporation to provide that the Company’s Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors.

Section B of Article IX of the Certificate of Incorporation currently provides that any amendment, alteration or repeal of the Bylaws must be approved by the vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors, in addition to any vote required by the laws of the State of Delaware.

Section B of Article IX states: “The stockholders shall have power to adopt, amend, alter or repeal the Bylaws of the Corporation. Any adoption, amendment, alteration or repeal of the Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.”

The Board has determined that it would be in the best interest of the Company and its stockholders to amend Section B of Article IX to delete the reference to obtaining a vote of the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the Company’s then outstanding shares of capital stock and provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority vote of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors.

In making this determination, the Board carefully considered the advantages and disadvantages of supermajority stockholder vote requirements. Supermajority stockholder vote requirements are intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes. However, evolving corporate governance practices have come to view provisions such as those the Board proposes to eliminate as conflicting with principles of good corporate governance. Their elimination in a company’s organizational documents increases a board’s accountability to stockholders and provides stockholders with greater ability to participate in the governance of a company.

The Board believes that adopting a majority standard in place of the sixty-six and two-thirds percent (66-2/3%) supermajority stockholder vote currently required to adopt or amend the Company’s Bylaws and permitting the Board to adopt or amend the Bylaws balances the opportunity for stockholders to participate meaningfully in the Company’s governance with the desire to protect the interests of all stockholders from action that may be in the interest of only a small percentage of stockholders.

Attached hereto as Annex A is a Form of Certificate of Amendment to the Certificate of Incorporation amending of Section B of Article IX of the Company’s Certificate of Incorporation, to provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority of all of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors.

This Corporate Action was approved by the Majority Stockholder on April 22, 2026 and will become effective on the Effective Date.

3

Action No. 3

APPROVAL OF THE AMENDMENT OF SECTION C OF ARTICLE VII OF THE CERTIFICATE OF INCORPORATION TO PROVIDE THAT ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN BY THE COMPANY’S STOCKHOLDERS MUST BE EFFECTED AT A DULY CALLED ANNUAL OR SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS AND MAY NOT BE EFFECTED BY ANY CONSENT IN WRITING BY SUCH STOCKHOLDERS.

We have received approval from the Majority Stockholder for the amendment of Section C of Article VII of the Certificate of Incorporation to provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of the Company’s stockholders and may not be effected by any consent in writing by such stockholders.

Section C of Article VII of the Certificate of Incorporation currently provides that any action required or permitted to be taken by the Company’s stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section C of Article VII states: “Any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

The DGCL provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to or may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action taken is signed by the holders of not less than the minimum number of votes that would be necessary to take such action at a meeting at which all stockholders having a right to vote thereon were present and voted. To be effective, any written consent taken pursuant to the relevant provisions under §228 of the DGCL must bear the date of signature of each stockholder who signs and must be delivered to the corporation’s registered office in the State of Delaware, its principal place of business or to an officer or agent of the corporation having custody of the corporation’s minute books. In addition, prompt notice of the taking of the corporate action without a meeting by less than the unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the annual meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation.

The Certificate of Incorporation adopts such default approach and allows the stockholders to take action by a written consent in lieu of a meeting of the stockholders.

The Board has determined that it would be in the best interest of the Company and its stockholders to eliminate the ability of stockholders to take action by written consent without a meeting, requiring all stockholder action to be taken at an annual or special meeting of stockholders.

By eliminating the ability for stockholders to take action by written consent, all of our stockholders entitled to vote on a particular matter would be provided advance notice of, and given the opportunity to participate in the determination of, any proposed action and the ability to take judicial or other action to protect their interests. In addition, the Board believes that removing the ability for stockholders to act by written consent will avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and Board.

Eliminating the ability for stockholders to take action by written consent might make it more difficult to effect or might discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. The Company is not aware of any present or threatened third-party plans to gain control of the Company, and the Section C of Article VII amendment is not being recommended in response to any such plan or threat.

Attached hereto as Annex A is a Form of Certificate of Amendment to the Certificate of Incorporation amending of Section C of Article VII of the Company’s Certificate of Incorporation, to provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of the Company’s stockholders and may not be effected by any consent in writing by such stockholders.

This Corporate Action was approved by the Majority Stockholder on April 22, 2026 and will become effective on the Effective Date.

4

Action No. 4

APPROVAL OF THE AMENDMENT OF SECTION 6.07 OF THE BYLAWS TO PROVIDE THAT THE BYLAWS MAY BE ALTERED, AMENDED OR REPEALED, OR NEW BYLAWS ADOPTED, BY THE BOARD OR A SIMPLE MAJORITY OF ALL OF THE THEN OUTSTANDING SHARES OF THE COMPANY’S CAPITAL STOCK ENTITLED TO VOTE GENERALLY IN THE ELECTION OF DIRECTORS

We have received approval from the Majority Stockholder for amendment of Section 6.07 of the Bylaws to provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors.

Section 6.07 of the Bylaws currently provides that any amendment, alteration or repeal of the Bylaws must be approved by the vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors.

Section 6.07 of the Bylaws states: “These bylaws or any of them, may be altered, amended or repealed, or new bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors. Unless a higher percentage is required by the certificate of incorporation as to any matter which is the subject of these bylaws, all such amendments must be approved by the affirmative vote of the holders of 66 2/3% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.”

The Board has determined that it would be in the best interest of the Company and its stockholders to amend Section 6.07 of the Bylaws to provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority of all of the Company’s then outstanding shares of capital stock entitled to vote generally in the election of directors.

In making this determination, the Board carefully considered the advantages and disadvantages of supermajority stockholder vote requirements. Supermajority stockholder vote requirements are intended to facilitate corporate governance stability by requiring broad stockholder consensus to effect certain changes. However, evolving corporate governance practices have come to view provisions such as those the Board proposes to eliminate as conflicting with principles of good corporate governance. Their elimination in a company’s organizational documents increases a board’s accountability to stockholders and provides stockholders with greater ability to participate in the governance of a company.

The Board believes that adopting a majority standard in place of the sixty-six and two-thirds percent (66-2/3%) supermajority stockholder vote currently required to adopt or amend the Company’s Bylaws and permitting the Board to adopt or amend the Bylaws balances the opportunity for stockholders to participate meaningfully in the Company’s governance with the desire to protect the interests of all stockholders from action that may be in the interest of only a small percentage of stockholders.

Attached hereto as Annex B is a Form of Certificate of Amendment to the Bylaws amending of Section 6.07 of the Bylaws, to provide that the Bylaws may be altered, amended or repealed, or new bylaws adopted, by the Board or a simple majority of all of the Company’s then outstanding shares of capital stock entitled to vote generally in the election of directors.

This Corporate Action was approved by the Majority Stockholder on April 22, 2026 and will become effective on the Effective Date.

5

Action No. 5

APPROVAL OF THE AMENDMENT OF SECTION 2.07 OF THE BYLAWS TO PROVIDE THAT ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN BY THE COMPANY’S STOCKHOLDERS MUST BE EFFECTED AT A DULY CALLED ANNUAL OR SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS AND MAY NOT BE EFFECTED BY ANY CONSENT IN WRITING BY SUCH STOCKHOLDERS.

We have received approval from the Majority Stockholder for the amendment of Section 2.07 of the Bylaws to provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of the Company’s stockholders and may not be effected by any consent in writing by such stockholders.

Section 2.07 of the Bylaws currently provides that any action required or permitted to be taken by the Company’s stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.07 of the Bylaws states: “Unless otherwise restricted by the certificate of incorporation or otherwise provided by law, any action which may be taken at any meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

The Board has determined that it would be in the best interest of the Company and its stockholders to eliminate the ability of stockholders to take action by written consent without a meeting, requiring all stockholder action to be taken at an annual or special meeting of stockholders.

By eliminating the ability for stockholders to take action by written consent, all of our stockholders entitled to vote on a particular matter would be provided advance notice of, and given the opportunity to participate in the determination of, any proposed action and the ability to take judicial or other action to protect their interests. In addition, the Board believes that removing the ability for stockholders to act by written consent will avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and Board.

Eliminating the ability for stockholders to take action by written consent might make it more difficult to effect or might discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. The Company is not aware of any present or threatened third-party plans to gain control of the Company, and the Section 2.07 amendment is not being recommended in response to any such plan or threat.

Attached hereto as Annex B is a Form of Certificate of Amendment to the Bylaws amending Section C of the Bylaws that provide that any action required or permitted to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting of the Company’s stockholders and may not be effected by any consent in writing by such stockholders.

This Corporate Action was approved by the Majority Stockholder on April 22, 2026 and will become effective on the Effective Date.

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

●	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A Common Stock and Class B Common Stock (by number or by voting power);
●	each of our directors;
●	each of our named executive officers; and
●	all of our directors and current executive officers as a group.

Applicable percentage ownership before the offering is based on 5,078,450 shares of Class A Common Stock and 700,000 shares of our Class B Common Stock outstanding as of the Record Date.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of the date of the Record Date, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Unless otherwise indicated, the address of all listed stockholders is c/o Motorsport Games Inc., 3350 SW 148th Avenue, Suite 207, Miramar, FL 33027.

	Shares Beneficially Owned
	Class A		Class B		% of Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(1)
5% Stockholders:
Driven Lifestyle Group LLC(2) (5)	1,158,848	22.82%	700,000	100%	67.55%
Sharp Arrow Global Tech Ventures L.P. (3) (5)	1,463,637	26.82%	—	—	11.75%
Directors and Named Executive Officers(4):
John Delta	51,593	1.01%	—	—	*
Andrew P. Jacobson	13,158	*	—	—	*
Navtej Singh Sunner	13,158	*	—	—	*
Guoquan (Paul) Huang	181,818	3.58%	—	—	1.51%
Stephen Hood	47,179	*	—	—	*
Stanley Beckley	—	—	—	—	—
Directors and current executive officers as a group (6 persons)	306,906	4.59%	—	—	1.51%

*	Less than 1%

(1)	Percentage of total voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, as a single class. The holders of our Class B Common Stock are entitled to ten votes per share, and holders of our Class A Common Stock are entitled to one vote per share

(2)	Information is based upon a Schedule 13D filed with the SEC on February 25, 2026 and a Form 4 filed with the SEC on March 12, 2026. Consists of shares held of record by Driven Lifestyle Group LLC (formerly known as Motorsport Network LLC). Mike Zoi is the manager of Driven Lifestyle Group LLC and has sole voting and dispositive power with respect to the shares held by Driven Lifestyle Group LLC. The address of Driven Lifestyle Group LLC is 5972 NE 4th Avenue, Miami, FL 33137.

(3)	Information is based upon a Schedule 13D filed with the SEC on May 15, 2025. Consists of 1,085,801 shares of Class A Common Stock and 377,836 shares underlying pre-funded warrants held of record by Sharp Arrow Global Tech Ventures L.P., a British Virgin Islands limited partnership (“Sharp Arrow”). Zhibin Weng, General Partner of Sharp Arrow, has sole voting and investment control of the shares beneficially owned by Sharp Arrow. The address of Sharp Arrow is 254 Peoples Way, Hockessin, DE 19707.

(4)	Shares beneficially owned by directors and named executive officers consist of options to purchase shares of Class A Common Stock that are currently or will be vested and exercisable within 60 days of the Record Date, except that (i) shares beneficially owned by Mr. Delta include 12,000 shares of Class A Common Stock and (ii) shares beneficially owned by Mr. Huang include 181,818 shares of Class A Common Stock.

(5)	Subsequent to the Record Date we entered into the Repurchase Agreement with Driven Lifestyle, pursuant to which we purchased 904,395 shares of Class A Common Stock and 700,000 shares of Class B Common Stock held by Driven Lifestyle. Upon the closing of the transactions contemplated in the Repurchase Agreement, Driven Lifestyle held 6.10% of the total voting power of our outstanding common stock by virtue of beneficially owning 254,453 shares, or 6.10%, of our Class A Common Stock and zero shares of our Class B Common Stock. Upon such closing, Sharp Arrow held 32.15% of the total voting power of our outstanding common stock by virtue of beneficially owning 1,463,637 shares (including 377,836 shares underlying a pre-funded warrant currently exercisable), or 32.15%, of our Class A Common Stock.

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INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been our officer or director, or to our knowledge, any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon. None of our directors opposed the actions to be taken by the Company.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we received contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of this Information Statement to a Stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating: (i) your name; (ii) your shared address; and (iii) the address to which we should direct the additional copy of the Information Statement, to us at:

Motorsport Games Inc.
3350 SW 148th Avenue, Suite 207
Miramar, FL 33027
Telephone: (305) 413-0812

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer that we mail each Stockholder a separate copy of future mailings, you may mail notification to, or call us at our principal executive offices. Additionally, if current Stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer we mail one copy of future mailings to Stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

This Information Statement is provided to the Stockholders only for information purposes in connection with the Corporate Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please read this Information Statement carefully.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “intends,” “believes,” “will,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information we have provided in this Information Statement. We have not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Exchange Act and file annual, quarterly, and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to you on the SEC’s website at www.sec.gov. Documents we have filed with the SEC are also available on our website through the investors link at www.motorsportgames.com. Information contained on our website does not constitute a part of this Information Statement and is not incorporated by reference herein.

You may request copies of our SEC filings, at no cost, by writing Motorsport Games Inc. at 3350 SW 148th Avenue, Suite 207, Miramar, FL 33027 or telephoning us at (305) 413-0812. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

Our Class A Common Stock is listed for trading on the Nasdaq Capital Market under the symbol “MSGM.”

Our transfer agent is ClearTrust, LLC. Their address is 16540 Pointe Village Drive Suite 210, Lutz, Florida 33558, and their telephone number is (813) 235-4490.

By Order of the Board of Directors:

Dated: May 4, 2026	Motorsport Games Inc.

/s/ Stephen Hood
	Name:	Stephen Hood
	Title:	Chief Executive Officer and President

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Annex A

Form of Certificate of Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION

Motorsport Games Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies, effective as of 12:01 a.m. Eastern Time on ______________, 2026, as follows:

1.	The Corporation filed its Certificate of Incorporation with the Secretary of State of the State of Delaware on January 8, 2021 (the “Certificate”).

2.	This Certificate of Amendment amends the provisions of the Certificate.

3.	Section A of Article IX of the Certificate is hereby amended and restated as follows:

“A. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon the stockholders herein are granted subject to this reservation.”

4.	Section B of Article IX of the Certificate is hereby amended and restated as follows:

“B. The Board is expressly empowered to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws of the Corporation. Any alteration, amendment or repeal of the Bylaws of the Corporation by the Board or adoption of new bylaws by the Board shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate, such action by stockholders shall require the affirmative vote of the holders of greater than fifty percent (50%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election or directors, voting together as a single class.”

5.	Section C. of Article VII of the Certificate is deleted in its entirety, and the following is substituted in lieu thereof:

“C. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.”

6.	This Certificate of Amendment was duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

7.	All other provisions of the Certificate shall remain in full force and effect.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this __th day of ______, 2026.

MOTORSPORT GAMES INC.,
a Delaware corporation

By:
Name:
Title:

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Annex B

Form of Certificate of Amendment to Bylaws

AMENDMENT NO. 2 TO THE BYLAWS OF
MOTORSPORT GAMES INC.

This Amendment No. 2 (this “Amendment”) to the Bylaws of Motorsport Games Inc., a Delaware corporation (the “Corporation”), as adopted pursuant to Section 6.07 of said by-laws, is effective as of the [●] day of ______, 2026.

Article 2.07 of the Bylaws is hereby deleted in its entirety, and the following is substituted in lieu thereof:

“Section 2.07. Action by Consent. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.”

Article 6.07 of the Bylaws is hereby deleted in its entirety, and the following is substituted in lieu thereof:

“Section 6.07. Amendments. The Board of Directors is expressly empowered to alter, amend or repeal these bylaws or adopt new bylaws. Any alteration, amendment or repeal of these bylaws by the Board of Directors or adoption of new bylaws by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to alter, amend or repeal these bylaws or adopt new bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of greater than fifty percent (50%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election or directors, voting together as a single class.”

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